UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2021

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

 (507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 24, 2021, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in a virtual meeting format. As of the record date for the Annual Meeting, there were 574,341,239 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 513,728,008 shares of Common Stock represented in person in a virtual meeting format or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:
•Proposal #1 – Election of directors. The election of a board of directors consisting of nine members to serve until the next regular meeting of shareholders or until their successors have been elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Scott A. Satterlee	397,745,469	59,536,837	500,310
Michael J. Ancius	435,357,771	21,517,970	906,875
Stephen L. Eastman	448,571,382	8,698,114	513,120
Daniel L. Florness	448,980,153	8,375,335	427,128
Rita J. Heise	422,961,079	34,420,391	401,146
Hsenghung Sam Hsu	449,212,882	2,539,834	6,029,900
Daniel L. Johnson	448,538,720	8,685,598	558,298
Nicholas J. Lundquist	445,043,237	12,304,911	434,468
Reyne K. Wisecup	441,354,692	16,018,452	409,472
There were 55,945,392 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were elected to serve until the next regular meeting of shareholders or until their successors have been elected and qualified.
•Proposal #2 – Ratification of appointment of independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

For	Against	Abstain
491,951,407	21,348,424	428,177
Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified by our shareholders.
•Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2021 Annual Meeting. The voting results were as follows:

For	Against	Abstain
427,446,956	28,355,240	1,980,420
There were 55,945,392 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was adopted by our shareholders.

Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

April 27, 2021	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Executive Vice President - Chief Accounting Officer and Treasurer